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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549
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                                    FORM 8-K


                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): October 28, 1997 (October 23, 1997)


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                        SEQUESTER HOLDINGS, INCORPORATED
             (Exact name of registrant as specified in its charter)


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
           NEVADA                         33-06827LA              95-4532103
(State or other jurisdiction             (Commission          (I.R.S. Employer
of incorporation or organization)        File Number)        Identification No.)
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                         2835 TOWNSGATE ROAD, SUITE 110

                       WESTLAKE VILLAGE, CALIFORNIA 91361

               (Address of principal executive offices) (Zip Code)


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                                 (805) 494-6687
                         (Registrant's telephone number,
                              including area code)


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                    INFORMATION TO BE INCLUDED IN THE REPORT


ITEM 5.           OTHER EVENTS.

         At a Special Meeting of the Board of Directors, held on October 21,
1997, Wellington A. Ewen resigned as President of the Company. Pursuant to resolutions adopted by the Company's Board of Directors Steve Karl Karsh was appointed as President effective October 21, 1997 and Secretary and a Director effective October 23, 1997.

         The above appointments fill the vacancies created by the resignation of Bonnie L. Richards as an Officer and a Director effective October 23, 1997 and the resignation of Wellington A. Ewen as President effective October 21, 1997.


ITEM 6.           RESIGNATION OF REGISTRANT'S DIRECTORS.

         By letter dated September 23, 1997, Bonnie L. Richards resigned as an
Officer and Director of the Company for personal reasons effective as of October
23, 1997. There were no disagreements between the Company and Bonnie L. Richards on any matter relating to the Registrant's operations, policies or practices.

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS

EXHIBITS

EXHIBIT NUMBER    EXHIBIT

      17.1                 Letter on Director Resignation



                                   SIGNATURES

         Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         SEQUESTER HOLDINGS, INCORPORATED



Date:  October 28, 1997                  By: /s/ Steve K. Karsh
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                                                 Steve K. Karsh
                                                 President, Secretary
                                                 and Director


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                                  EXHIBIT INDEX


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
Exhibit
Number            Exhibit
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
  17.1            Letter on Director Resignation
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